UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

PHI GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5348 Vegas Drive # 237 Las Vegas, NV	89108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-475-5430

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PHIL	OTC Markets

SECTION 7 – REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure

Extension of Repurchase Date for the Company’s Common Stock

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed’ for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

WHEREAS, on March 23, 2019, the Company’s Board of Directors passed a resolution to authorize the repurchase of its own shares of common stock from the open market from time to time in accordance with the terms mentioned below:

1.	Purpose of Repurchase: To enhance future shareholder returns.
2.	Details of Repurchase:

a.	Class of shares to be repurchased: Common Stock of PHI Group, Inc.
b.	Total number of repurchasable shares: 5.3 billion shares, or more as may be needed.
c.	Total repurchase amount: To be determined by prevalent market prices at times of transaction.
d.	Method of repurchase: Open market purchase.
e.	Repurchase period: April 15, 2019 to March 13, 2020.

WHEREAS, in light of the Company’s current corporate priorities and cash flows, on March 04, 2020 the Board of Directors of PHI Group, Inc. passed a resolution to extend the repurchase of its own shares of common stock from the open market to June 30, 2020 as follows:

1.	Purpose of Repurchase: To enhance future shareholder returns.
2.	Details of Repurchase:

a.	Class of shares to be repurchased: Common Stock of PHI Group, Inc.
b.	Total number of repurchasable shares: Up to 13 billion shares, or more as may be needed.
c.	Total repurchase amount: To be determined by prevalent market prices at times of transaction.
d.	Methods of repurchase: Open market purchase and/or negotiated transactions.
e.	Repurchase period: Until and including June 30, 2020.
f.	The Company intends to fund the proposed share repurchase program with the proceeds from the disposal of a portion of certain non-core assets and from future earnings of the Company.
g.	The share repurchase program will be in full compliance with state and federal laws and certain covenants with the Company’s note-holders.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Written Consent of Directors to Corporate Action without Meeting of PHI Group, Inc. dated March 04, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 05, 2020

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO